NEW YORK LIFE INVESTMENTS FUNDS
NYLI Income Builder Fund

(the “Fund”)

Supplement dated March 5, 2026 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective immediately, William J. Booth will become a portfolio manager for the Fund. Other than this addition, the portfolio management team for the Fund will remain unchanged.

The table in the section entitled “Management” of the Fund’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Manager	Service Date
Epoch Investment Partners, Inc.	William J. Booth, Managing Director	Since March 2026

The subsection entitled “Portfolio Manager Biographies” under the section “Know With Whom You Are Investing” in the Prospectus is amended to include the following:

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the NYLI Income Builder Fund since March 2026. Mr. Booth joined Epoch in 2009, where he is a Managing Director and Chief Investment Officer. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the chartered Financial Analyst® (“CFA®”) designation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

            REG-00113-03/26